                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 16, 1999

                         Shorewood Packaging Corporation
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-15007                                         11-2742734
    (Commission File Number)                  (IRS Employer Identification No.)


              277 Park Avenue
              New York, New York                                         10172
              (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (212) 371-1500

                                 Not Applicable
          (Former name or former address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

                  On December 15, 1999, at a meeting of the Board of Directors of Shorewood Packaging Corporation ("Shorewood"), the Board approved an amendment to Shorewood's By-laws in order to correct a typographical error in
Article VI, Section 6 of the By-laws. The language that was inadvertantly omitted appears in all capital letters below. The text of the amended first paragraph of Article VI, Section 6 of the By-laws, now reads in its entirety as follows:

                  "Section 6. Record Date: (A) The Board of Directors may fix a record date, which shall not be more than sixty (60) nor less than ten
         (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for any other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting consistent with and as provided in subsection
         (B) below; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action . (B) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary of the corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received by the Secretary, adopt a resolution fixing THE RECORD DATE. IF NO RECORD DATE HAS BEEN FIXED by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action."

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 16, 1999

                               Shorewood Packaging Corporation


                               By: /s/Howard Liebman
                                   ---------------------------------------------
                                   Name: Howard Liebman
                                   Title:  President and Chief Financial Officer